27

Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.












-------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                    $600,000,000 CERTIFICATES (APPROXIMATE)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RZ3

                           RAMP SERIES 2003-RZ3 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                                  JUNE 9, 2003


--------------------------------------------------------------------------------
          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC
          MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
          SERIES 2003-RZ3 $500,000,000  (APPROXIMATE)
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL


SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance        $512,044,626.45
Number of Loans                                                       3,305
Average Cut-Off Date Principal Balance                          $154,930.30      $18,971.71   $637,653.43
(1) Original Loan-to-Value Ratio                                    102.40%          90.00%       107.00%
(1) Mortgage Rate                                                   7.6713%         6.2500%       9.7500%
(1) Net Mortgage Rate                                               7.3478%         5.7000%       9.4500%
(1) Stated Remaining Term to Maturity (months)                          352             118           360
(1) (2) Credit Score                                                    705             600           819
----------------------------------------------------------------------------------------------------------
(1) Weighted Average  reflected in Total. (2) 100.00% of the Mortgage Loans have
Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable                                      0.00%
                                              Fixed                                         100.00%

         Fully Amortizing Mortgage Loans                                                     97.50%

         Lien                                 First                                         100.00%
                                              Second                                          0.00%

         Property Type                        Single-family detached                         72.80%
                                              Planned Unit Development (detached)             9.98%
                                              Two- to four- family units                      3.52%
                                              Condo Low-Rise (less than 5                     7.92%
                                    stories)
                                              Planned Unit Development (attached)             4.54%
                                              Townhouse                                       1.21%
                                              Leasehold                                       0.03%

         Occupancy Status                     Primary Residence                              93.86%
                                              Non Owner-occupied                              4.91%
                                              Second/Vacation                                 1.23%

         Geographic Distribution              California                                     20.48%
                                              Florida                                         8.00%
                                              Arizona                                         5.26%
                                              Virginia                                        4.91%
                                              Michigan                                        4.31%
         Number of States (including DC)      50
         Largest Zip Code Concentration       93230                                           0.38%
         Loans with Prepayment Penalties                                                     59.02%
----------------------------------------------------------------------------------------------------------





CREDIT SCORE DISTRIBUTION

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
             CREDIT SCORES                    LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 600 - 619                                     208                  $28,210,119                     5.51%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 620 - 639                                     319                   46,023,251                    8.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 640 - 659                                     244                   36,377,274                    7.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 660 - 679                                     224                   35,823,930                    7.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 680 - 699                                     462                   77,408,458                   15.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 700 - 719                                     350                   58,404,691                   11.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 720 - 739                                     566                   86,580,134                   16.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 740 - 759                                     430                   66,033,819                   12.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 760 - 779                                     319                   49,066,591                    9.58
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 780 - 799                                     152                   23,745,827                    4.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 800 or greater                                 31                    4,370,532                    0.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================


DEBT-TO-INCOME RATIOS

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
         DEBT-TO-INCOME RATIOS                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 0.01% - 5.00%                                   1                      $72,010                     0.01%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 5.01% - 10.00%                                  3                      265,334                    0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 10.01% - 15.00%                                22                    2,026,309                    0.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 15.01% - 20.00%                                30                    3,325,991                    0.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 20.01% - 25.00%                               145                   15,386,307                    3.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 25.01% - 30.00%                               295                   38,906,747                    7.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 30.01% - 35.00%                               550                   79,424,291                   15.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 35.01% - 40.00%                               830                  129,284,965                   25.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 40.01% - 45.00%                             1,223                  211,649,779                   41.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 45.01% - 50.00%                               206                   31,702,894                    6.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
           PRINCIPAL BALANCES                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $           0 - $100,000                      777                  $59,190,953                    11.56%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $100,001 - $200,000                         1,812                  263,051,419                   51.37
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $200,001 - $300,000                           572                  137,955,503                   26.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $300,001 - $400,000                           120                   40,844,413                    7.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $400,001 - $500,000                            22                    9,838,052                    1.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $500,001 - $600,000                             1                      526,633                    0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 $600,001 - $700,000                             1                      637,653                    0.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================


NET MORTGAGE RATES

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
           NET MORTGAGE RATES                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 5.5000% - 5.9999%                               9                   $1,529,777                     0.30%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 6.0000% - 6.4999%                             197                   35,133,226                    6.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 6.5000% - 6.9999%                             824                  136,828,144                   26.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 7.0000% - 7.4999%                             951                  148,064,424                   28.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 7.5000% - 7.9999%                             744                  110,408,794                   21.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 8.0000% - 8.4999%                             346                   50,931,880                    9.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 8.5000% - 8.9999%                             200                   25,532,248                    4.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 9.0000% - 9.4999%                              34                    3,616,133                    0.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================





MORTGAGE RATES

----------------------------------------------------------------------------------------------------------
                RANGE OF                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
             MORTGAGE RATES                   LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 6.0000% - 6.4999%                              13                   $2,065,106                     0.40%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 6.5000% - 6.9999%                             331                   58,280,746                   11.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 7.0000% - 7.4999%                             878                  143,397,597                   28.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 7.5000% - 7.9999%                           1,041                  160,070,771                   31.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 8.0000% - 8.4999%                             538                   80,095,246                   15.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 8.5000% - 8.9999%                             334                   47,330,080                    9.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 9.0000% - 9.4999%                             141                   17,910,920                    3.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 9.5000% - 9.9999%                              29                    2,894,160                    0.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================


ORIGINAL LOAN-TO-VALUE RATIOS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                 NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
          LOAN-TO-VALUE RATIOS                LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 85.01% - 90.00%                                 1                     $286,844                     0.06%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 90.01% - 95.00%                               327                   35,513,530                    6.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 95.01% - 100.00%                              895                  144,896,440                   28.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 100.01% - 101.00%                              53                    8,486,382                    1.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 101.01% - 102.00%                              99                   17,915,148                    3.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 102.01% - 103.00%                             929                  143,801,372                   28.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 103.01% - 104.00%                             131                   22,842,805                    4.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 104.01% - 105.00%                             142                   21,869,313                    4.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 105.01% - 106.00%                             120                   19,233,631                    3.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 106.01% - 107.00%                             608                   97,199,162                   18.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================





GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

----------------------------------------------------------------------------------------------------------
                                             NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                OF MORTGAGE THE STATISTICAL OUTSTANDING AS OF THE
           STATE OR TERRITORY                 LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 California                                    488                 $104,852,293                    20.48%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Florida                                       303                   40,951,898                    8.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Arizona                                       185                   26,909,689                    5.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Virginia                                      143                   25,161,530                    4.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Michigan                                      161                   22,065,527                    4.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Texas                                         161                   19,991,329                    3.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Washington                                    114                   19,756,174                    3.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Nevada                                         99                   17,822,111                    3.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Maryland                                       84                   16,012,716                    3.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Oregon                                         99                   15,862,769                    3.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Ohio                                          121                   15,436,654                    3.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other (1)                                   1,347                  187,221,935                   36.56
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================

1) Other includes states and the District of Columbia with less than 3% concentrations individually.


MORTGAGE LOAN PURPOSE

----------------------------------------------------------------------------------------------------------
              LOAN PURPOSE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Purchase                                    2,208                 $342,251,507                    66.84%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Rate/Term Refinance                           331                   50,078,632                    9.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Equity Refinance                              766                  119,714,488                   23.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================






MORTGAGE LOAN DOCUMENTATION TYPES

----------------------------------------------------------------------------------------------------------
           DOCUMENTATION TYPE                NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Full Documentation                          2,928                 $451,895,761                    88.25%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Limited Documentation                         377                   60,148,865                   11.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================


OCCUPANCY TYPES

----------------------------------------------------------------------------------------------------------
               OCCUPANCY                     NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Primary Residence                           3,004                 $480,605,884                    93.86%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Second/Vacation Home                           48                    6,299,879                    1.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Non-Owner Occupied                            253                   25,138,864                    4.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================


MORTGAGED PROPERTY TYPES

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Single-family detached                      2,457                 $372,752,687                    72.80%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (detached)          274                   51,080,862                    9.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Two-family units                              124                   18,045,862                    3.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Condo Low-Rise (less than 5 stories)          265                   40,560,126                    7.92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Townhouse                                      51                    6,203,998                    1.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Planned Unit Developments (attached)          132                   23,231,982                    4.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Leasehold                                       2                      169,110                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================





CREDIT GRADES

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                   NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A1                                          1,476                 $226,401,523                    44.22%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A2                                            773                  129,729,471                   25.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A3                                            489                   78,776,291                   15.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 A4                                            567                   77,137,341                   15.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================


PREPAYMENT PENALTY TERMS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM              NUMBER        PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF        PRINCIPAL BALANCE
                                           OF MORTGAGE       THE STATISTICAL      OUTSTANDING AS OF THE
                                              LOANS           CUT-OFF DATE      STATISTICAL CUT-OFF DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 None                                        1,330                 $209,859,213                    40.98%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 12 Months                                     154                   26,965,998                    5.27
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 24 Months                                      44                    7,749,202                    1.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 36 Months                                   1,629                  246,885,801                   48.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 48 Months                                      28                    3,753,172                    0.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 60 Months                                     118                   16,520,581                    3.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 Other(1)                                        2                      310,658                    0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                      3,305                 $512,044,626                   100.00%
==========================================================================================================

 (1) Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.





                                    BOND SUMMARY (TO CALL)

CLASS A-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   11.45       1.53       1.12       0.90       0.77        0.68
  Modified Duration (at par)             10.31       1.50       1.10       0.89       0.76        0.67
  First Principal Payment Date         7/25/2003  7/25/2003  7/25/2003  7/25/2003   7/25/2003  7/25/2003
  Last Principal Payment Date          7/25/2022  6/25/2006  7/25/2005  2/25/2005  10/25/2004  8/25/2004
  Principal Payment Window (Months)       229         36         25         20         16          14

CLASS A-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   21.15       3.82       2.60       2.00       1.63        1.39
  Modified Duration (at par)             17.30       3.65       2.52       1.95       1.60        1.36
  First Principal Payment Date         7/25/2022  6/25/2006  7/25/2005  2/25/2005  10/25/2004  8/25/2004
  Last Principal Payment Date          8/25/2026  3/25/2008  8/25/2006  11/25/2005  5/25/2005  2/25/2005
  Principal Payment Window (Months)       50          22         14         10          8          7

CLASS A-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.00       6.54       4.12       3.00       2.34        1.96
  Modified Duration (at par)             18.89       6.00       3.89       2.87       2.26        1.89
  First Principal Payment Date         8/25/2026  3/25/2008  8/25/2006  11/25/2005  5/25/2005  2/25/2005
  Last Principal Payment Date          2/25/2030  11/25/2012 10/25/2008 4/25/2007   3/25/2006  10/25/2005
  Principal Payment Window (Months)       43          57         27         18         11          9

CLASS A-4
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   27.76      12.45       7.76       5.00       3.64        2.66
  Modified Duration (at par)             18.01      10.05       6.72       4.54       3.38        2.51
  First Principal Payment Date         2/25/2030  11/25/2012 10/25/2008 4/25/2007   3/25/2006  10/25/2005
  Last Principal Payment Date          1/25/2032  8/25/2018  2/25/2014  4/25/2010   3/25/2008  1/25/2007
  Principal Payment Window (Months)       24          70         65         37         25          16

CLASS A-5
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   28.58      15.16      10.66       7.92       5.80        4.35
  Modified Duration (at par)             15.81      10.79       8.31       6.54       5.00        3.87
  First Principal Payment Date         1/25/2032  8/25/2018  2/25/2014  4/25/2010   3/25/2008  1/25/2007
  Last Principal Payment Date          1/25/2032  8/25/2018  2/25/2014  6/25/2011  10/25/2009  8/25/2008
  Principal Payment Window (Months)        1          1          1          15         20          20






                                    BOND SUMMARY (TO CALL)

CLASS A-6
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   14.71       7.75       6.91       6.34       5.61        4.92
  Modified Duration (at par)             10.96       6.57       5.97       5.54       4.99        4.44
  First Principal Payment Date         7/25/2006  7/25/2006  7/25/2006  8/25/2006  10/25/2006  1/25/2007
  Last Principal Payment Date          1/25/2032  8/25/2018  2/25/2014  6/25/2011  10/25/2009  8/25/2008
  Principal Payment Window (Months)       307        146         92         59         37          20

CLASS M-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.07      10.25       7.09       5.35       4.43        3.97
  Modified Duration (at par)             15.45       7.99       5.91       4.64       3.94        3.58
  First Principal Payment Date         2/25/2025  7/25/2008  12/25/2006 7/25/2006   8/25/2006  10/25/2006
  Last Principal Payment Date          1/25/2032  8/25/2018  2/25/2014  6/25/2011  10/25/2009  8/25/2008
  Principal Payment Window (Months)       84         122         87         60         39          23

CLASS M-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.07      10.25       7.09       5.35       4.39        3.85
  Modified Duration (at par)             14.79       7.82       5.82       4.58       3.86        3.44
  First Principal Payment Date         2/25/2025  7/25/2008  12/25/2006 7/25/2006   7/25/2006  8/25/2006
  Last Principal Payment Date          1/25/2032  8/25/2018  2/25/2014  6/25/2011  10/25/2009  8/25/2008
  Principal Payment Window (Months)       84         122         87         60         40          25

CLASS M-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.54       9.14       6.28       4.74       3.91        3.47
  Modified Duration (at par)             13.19       6.84       5.08       4.02       3.40        3.07
  First Principal Payment Date         2/25/2025  7/25/2008  12/25/2006 7/25/2006   7/25/2006  7/25/2006
  Last Principal Payment Date          1/25/2032  8/25/2018  2/25/2014  6/25/2011  10/25/2009  8/25/2008
  Principal Payment Window (Months)       84         122         87         60         40          26




                                  BOND SUMMARY (TO MATURITY)

CLASS A-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   11.45       1.53       1.12       0.90       0.77        0.68
  Modified Duration (at par)             10.31       1.50       1.10       0.89       0.76        0.67
  First Principal Payment Date         7/25/2003  7/25/2003  7/25/2003  7/25/2003   7/25/2003  7/25/2003
  Last Principal Payment Date          7/25/2022  6/25/2006  7/25/2005  2/25/2005  10/25/2004  8/25/2004
  Principal Payment Window (Months)       229         36         25         20         16          14

CLASS A-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   21.15       3.82       2.60       2.00       1.63        1.39
  Modified Duration (at par)             17.30       3.65       2.52       1.95       1.60        1.36
  First Principal Payment Date         7/25/2022  6/25/2006  7/25/2005  2/25/2005  10/25/2004  8/25/2004
  Last Principal Payment Date          8/25/2026  3/25/2008  8/25/2006  11/25/2005  5/25/2005  2/25/2005
  Principal Payment Window (Months)       50          22         14         10          8          7

CLASS A-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.00       6.54       4.12       3.00       2.34        1.96
  Modified Duration (at par)             18.89       6.00       3.89       2.87       2.26        1.89
  First Principal Payment Date         8/25/2026  3/25/2008  8/25/2006  11/25/2005  5/25/2005  2/25/2005
  Last Principal Payment Date          2/25/2030  11/25/2012 10/25/2008 4/25/2007   3/25/2006  10/25/2005
  Principal Payment Window (Months)       43          57         27         18         11          9

CLASS A-4
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   27.78      12.52       7.79       5.00       3.64        2.66
  Modified Duration (at par)             18.02      10.09       6.74       4.54       3.38        2.51
  First Principal Payment Date         2/25/2030  11/25/2012 10/25/2008 4/25/2007   3/25/2006  10/25/2005
  Last Principal Payment Date          4/25/2032  10/25/2019 11/25/2014 4/25/2010   3/25/2008  1/25/2007
  Principal Payment Window (Months)       27          84         74         37         25          16

CLASS A-5
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   29.36      20.63      15.07      11.15       7.43        4.43
  Modified Duration (at par)             16.02      13.12      10.65       8.51       6.08        3.93
  First Principal Payment Date         4/25/2032  10/25/2019 11/25/2014 4/25/2010   3/25/2008  1/25/2007
  Last Principal Payment Date          4/25/2033  11/25/2030 9/25/2025  10/25/2020  4/25/2017  9/25/2014
  Principal Payment Window (Months)       13         134        131        127         110         93





                                  BOND SUMMARY (TO MATURITY)

CLASS A-6
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   14.71       7.77       6.97       6.54       6.34        6.30
  Modified Duration (at par)             10.96       6.58       6.01       5.69       5.54        5.50
  First Principal Payment Date         7/25/2006  7/25/2006  7/25/2006  8/25/2006  10/25/2006  1/25/2007
  Last Principal Payment Date          2/25/2033  8/25/2030  7/25/2025  8/25/2020   2/25/2017  7/25/2014
  Principal Payment Window (Months)       320        290        229        169         125         91

CLASS M-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.19      11.01       7.67       5.81       4.79        4.25
  Modified Duration (at par)             15.49       8.36       6.26       4.95       4.20        3.79
  First Principal Payment Date         2/25/2025  7/25/2008  12/25/2006 7/25/2006   8/25/2006  10/25/2006
  Last Principal Payment Date          1/25/2033  3/25/2026  3/25/2020  3/25/2016   7/25/2013  8/25/2011
  Principal Payment Window (Months)       96         213        160        117         84          59

CLASS M-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.15      10.70       7.43       5.60       4.59        4.01
  Modified Duration (at par)             14.81       8.03       6.01       4.75       4.00        3.56
  First Principal Payment Date         2/25/2025  7/25/2008  12/25/2006 7/25/2006   7/25/2006  8/25/2006
  Last Principal Payment Date         11/25/2032  8/25/2023  1/25/2018  6/25/2014   2/25/2012  7/25/2010
  Principal Payment Window (Months)       94         182        134         96         68          48

CLASS M-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.54       9.14       6.28       4.74       3.91        3.47
  Modified Duration (at par)             13.19       6.84       5.08       4.02       3.40        3.07
  First Principal Payment Date         2/25/2025  7/25/2008  12/25/2006 7/25/2006   7/25/2006  7/25/2006
  Last Principal Payment Date          1/25/2032  10/25/2018 3/25/2014  7/25/2011  10/25/2009  8/25/2008
  Principal Payment Window (Months)       84         124         88         61         40          26

